UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

VIRTUALSCOPICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other that the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

of VirtualScopics, Inc.

To All VirtualScopics, Inc. Stockholders:

We are pleased to invite you to attend the Annual Meeting of the Stockholders of VirtualScopics, Inc., a Delaware corporation, to be held at 10:00 a.m. on June 17, 2014, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York, 14610, for the following purposes:

1.	To elect five (5) members to our Board of Directors to serve until our 2015 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.	To ratify the appointment of Marcum LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	To approve an amendment to our Certificate of Incorporation to decrease the authorized common stock and authorized undesignated preferred stock;

4.	To cast a non-binding advisory vote approving the compensation of certain of our executive officers; and

5.	To transact such other matters as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

Our Board of Directors recommends a vote for Proposals 1, 2, 3, and 4. Our Board of Directors has fixed the close of business on April 21, 2014, as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and any adjournment thereof. Holders of our Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock vote together with holders of our Common Stock on Proposals 1, 2, 3, and 4 above. A list of these stockholders will be available for inspection at least ten (10) days prior to the Annual Meeting, at the company’s headquarters at 500 Linden Oaks, Second Floor, Rochester, New York 14625.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 17, 2014.  Under rules adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record.  Our 2013 Annual Report on Form 10-K, the Proxy Statement, and any amendments to the foregoing materials that are required to be furnished to stockholders are available at https://materials.proxyvote.com/928269. Instructions on how to access and review the proxy materials on the Internet can also be found on the proxy card sent to stockholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to stockholders who hold their shares in street name. The Notice includes instructions for stockholders who hold their shares in street name on how to access the proxy card to vote via the Internet.

Submitting your proxy card or voting online will not prevent you from attending or voting your shares at the meeting. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting of Stockholders. For specific instructions on how to vote your shares, see the proxy card or the Notice sent to you.  YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE.

By the Order of the Board of Directors

James Groff, Acting Chief Financial Officer

April 30, 2014

Rochester, New York

This notice and the accompanying Proxy Statement, 2013 Annual Report, and proxy card or voting instruction form were either made available to you via the Internet or mailed to you on or about May 5, 2014.

TABLE OF CONTENTS

SOLICITATION AND VOTING	1

PROPOSAL 1 – ELECTION OF DIRECTORS	3

Corporate Governance	5

Security Ownership of Certain Beneficial Owners and Management	9

Executive Compensation	12

PROPOSAL 2 – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14

PROPOSAL 3 – AMENDMENT TO CERTIFICATE OF INCORPORATION TO DECREASE THE COMPANY’S AUTHORIZED COMMON	15
STOCK AND AUTHORIZED AND UNDESIGNATED PREFERRED STOCK

PROPOSAL 4 – ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION	16

WHERE YOU CAN FIND MORE INFORMATION	17

ANNUAL REPORT TO STOCKHOLDERS	17

HOUSEHOLDING	17

OTHER MATTERS	18

STOCKHOLDERS’ PROPOSALS FOR PRESENTATION AT THE 2015 ANNUAL MEETING	18

VIRTUALSCOPICS, INC.

PROXY STATEMENT

This Proxy Statement is being sent to the holders of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock of VirtualScopics, Inc., a Delaware corporation, or the Company, in connection with the solicitation of proxies by our management for use at the 2014 Annual Meeting of Stockholders to be held at 10:00 a.m. on June 17, 2014, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York, 14610, and any adjournments thereof, for the following purposes:

1.	To elect five (5) members to our Board of Directors to serve until our 2015 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.	To ratify the appointment of Marcum LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	To approve an amendment to our Certificate of Incorporation to decrease the authorized common stock and authorized undesignated preferred stock;

4.	To cast a non-binding advisory vote approving the compensation of certain of our executive officers; and

5.	To transact such other matters as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

Internet Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission, we are furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to stockholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to stockholders who hold their shares in street name. The Notice will also include instructions for stockholders who hold their shares in street name on how to access the proxy card to vote via the Internet. Our principal executive offices are located at 500 Linden Oaks, Rochester, New York 14625; telephone (585) 249-6231.

SOLICITATION AND VOTING

Information relevant to these matters is set forth in the attached Proxy Statement. Our Board of Directors has fixed the close of business on April 21, 2014, as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting, and any adjournment thereof. As of the close of business on the record date, we had 2,992,853 shares of Common Stock, 2,190 shares of Series A Preferred Stock, 600 shares of Series B Preferred Stock and 3,000 shares of Series C-1 Preferred Stock outstanding. Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock vote with Common Stock. Each outstanding share of Common Stock is entitled to one vote per share. Each outstanding share of Series A Preferred Stock is entitled to 83.036 votes. Each outstanding share of Series B Preferred Stock is entitled to 81.3 votes. Each outstanding share of Series C-1 Preferred Stock is entitled to 65.359 votes. Accordingly, as of the record date we had outstanding 3,419,559 shares entitled to vote.

Each of the proposals set forth in this Proxy Statement will be voted upon separately at the Annual Meeting. The affirmative vote of the holders of a plurality of the outstanding voting shares present in person or represented by proxy at the Annual Meeting will be required to elect five (5) directors to our Board of Directors under Proposal 1. The vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be necessary to approve Proposals 2 and 4. The vote of a majority of outstanding voting shares will be necessary to approve Proposal No. 3. The vote of a majority of voting shares present in person or represented by proxy and entitled to vote on the subject matter is necessary to approve any other business presented at the Annual Meeting. Such holders are entitled to vote their shares on the other proposals described in this proxy statement and on any other business that may properly come before the meeting or any reconvened meeting following any adjournment thereof.

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Proxies that abstain on one or more proposals and “broker non-votes” will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in “street name” is entitled to vote the shares on some matters but not others. If your shares are in street name (or held by your broker) and you do not give your broker voting instructions on those matters for which the broker has no discretion, the missing votes are broker non-votes. In this year’s vote, brokers are entitled to vote for Proposal 2. Client directed abstentions are not broker non-votes. Abstentions, but not broker non-votes, are counted in tabulations of the votes cast on proposals presented to the stockholders and will have the same effect as a vote against the proposals. Stockholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting assuming the broker returns the proxy or attends the meeting. Stockholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company. For these reasons, it is important that all shares are represented at the Annual Meeting, either by you attending the Annual Meeting in person or by giving a proxy to vote your shares.

Your vote is very important. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all proposals.

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to our Corporate Secretary, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: VirtualScopics, Inc., 500 Linden Oaks, Rochester, New York, Attention: Corporate Secretary.

The Board is soliciting proxies so that you can vote before the Annual Meeting. Even if you currently plan to attend the meeting, we recommend that you vote by proxy before the meeting so that your vote will be counted if you later decide not to attend. If you are the record holder of your shares, there are two ways you can vote by proxy:

By Internet	You may vote via the Internet by going to www.continentalstock.com and following the instructions when prompted. In order to vote, you will need to have the control number that appears on the proxy card or Notice you received in the mail.

By Mail	You can vote by completing, signing, dating, and returning the proxy card you received in the mail.

If your shares are held in street name, you may vote your shares before the meeting via the Internet by following the instructions on the Notice you received or, if you received a voting instruction form from your brokerage firm, bank, or other similar entity by mail, by completing, signing, and returning the form you received. You should check your voting instruction form to see if telephone voting is available to you.

If you received more than one Notice or proxy card, this means you hold shares of common stock in more than one account. You must complete, sign, date, and return each proxy card or vote all shares via the Internet or by telephone. If you vote via the internet or by telephone, you should not mail back any proxy card you received.

If you vote by mail, you should specify your respective choices on the accompanying proxy card. If you do not give specific instructions with regard to the matters to be voted upon, the shares represented by your signed proxy card will be voted “FOR” Proposals 1, 2, 3, and 4. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting, or at any adjournment or postponement thereof, in accordance with the directions given. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote for or against these matters according to their judgment.

If you vote using one of the methods indicated above, you will be designating James Groff and Eric Converse, each of whom is an executive officer, as your proxies to vote your shares as you instruct. If you sign and return your proxy card but do not give any voting instructions on your proxy card, these individuals will vote your shares by following the Board’s recommendations. If any other business properly comes before the meeting, these individuals will vote on those matters in a manner they consider appropriate.

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If you are a stockholder of record on the record date, you can vote your shares of common stock in person at the Annual Meeting. If your shares are held in street name, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm or bank authorizing you to vote the shares it holds in its name. If you attend the meeting and vote your shares by ballot, your vote at the meeting will revoke any vote you submitted via the Internet, by telephone or by mail. Even if you currently plan to attend the meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

The proxies will be solicited by mail, or through our online website pursuant to the Notice to be mailed on or about May 5, 2014, and the cost of solicitation will be paid by us. Designated officers and selected employees may also solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. These officers and employees will not be compensated additionally for that solicitation. We will also pay for the cost of this additional solicitation. We are also requesting that brokers, banks and other custodians send soliciting materials to beneficial owners. We will reimburse them for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies as provided herein will be paid by us.

Dissenter’s Rights

Under Delaware law, stockholders are not entitled to exercise appraisal or dissenter’s rights in connection with the approval of the proposals, and we will not independently provide stockholders with any such right.

PROPOSAL 1 - ELECTION OF DIRECTORS

We currently have eight (8) directors on our Board of Directors. Mostafa Analoui, who has served as a director since 2008, and Daniel Kerpelman, who has also served as a director since 2008, will not be standing for reelection at the Annual Meeting. The Board of Directors has approved a reduction in the size of the Board of Directors to six (6) members, effective as of the date of the Annual Meeting. A new Chairman will be elected by the Board of Directors, at the June 17, 2014 board meeting, immediately following the Annual Meeting of Stockholders. Robert Klimasewski, Eric Converse, Bruce Lev, Charles Phelps and Terence Walts have been nominated by our Board of Directors, upon the recommendation of our Corporate Governance and Nominating Committee, to serve as directors until the 2015 Annual Meeting of Stockholders and until a successor is elected and qualified, unless they die, resign or are removed before that meeting. All five (5) of these nominees are currently directors, and each has consented to continue serving as a director. If any of these nominees becomes unavailable for election before the 2014 Annual Meeting, the Board of Directors may name a substitute nominee, and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. David Rubin serves on our Board of Directors, as a director elected exclusively by the holders of our outstanding Series C-1 Preferred Stock, and will continue in office.

The Board of Directors has concluded that Robert Klimasewski, Bruce Lev, Charles Phelps, David Rubin and Terence Walts are “independent” as defined by Nasdaq and under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as that term relates to membership on the Board of Directors.

Directors are elected by a plurality of the votes cast by the shares entitled to vote. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors.

The shares represented by proxy cards returned to us will be voted FOR each of the following individuals unless you specify otherwise.

Robert G. Klimasewski, age 71, has served as a director of the Company since its inception, and Chairman from August 2006 until August, 2013. He served as Chief Executive Officer of the Company from June 2005 through August 2006. Mr. Klimasewski served as President and Chief Executive Officer of Transcat, Inc. (formerly Transmation, Inc.) (NASDAQ: TRNS), a publicly-held global distributor of professional grade test, measurement and calibration instruments, from 1994 to 1998, when he relinquished those titles and assumed the role of Chairman of the Board of Transcat. In 2002, Mr. Klimasewski stepped down as Chairman of the Board of Transcat and was re-appointed President and Chief Executive Officer. He served in those roles until 2004, when he retired. He also was a co-founder of Burleigh Instruments Inc., a manufacturer of precision scientific instrumentation, which was sold in December 2000. He served for 18 years on the Board of Directors of Laser Power Corporation, a publicly-held company, until its sale in 2000. He currently serves on the Board of Directors of The University Technology Seed Fund. He is a member of the University of Rochester’s Visiting Committee for the School of Engineering and Applied Science. Mr. Klimasewski holds B.S. and M.S. degrees in optical engineering from the University of Rochester.

3

Eric Converse, age 47, has served as a director of the Company since August 2013 and as the Interim President and Chief Executive Officer since October 2013. Mr. Converse is a principal of Converse & Company. He is also the Managing Director of Nedamco Capital and has been involved with Nedamco Capital since 2002. He has over 20 years of hands-on management experience working with early-stage companies. He represented Nedamco Capital’s interest as CEO of Oblicore, which was subsequently acquired by CA Technologies.  Prior to joining Nedamco Capital, Mr. Converse was CEO of Oneswoop.com, which was acquired by Norwich Union Consumer Products (Aviva). Earlier in his career, Mr. Converse worked for Nedamco North America Corporation, a US-based global technology development company, where he led the development of new markets (primarily India and China) and played an active role in its successful sale.  Eric received his B.S. degree from Michigan State University and attended Erasmus University in Rotterdam, the Netherlands.

Bruce L. Lev, age 70, has served as a director of the Company since August, 2013. Mr. Lev is a Managing Director of Loeb Partners Corp., New York City. Prior thereto he was Vice Chairman and Director of USCO Logistics, which business was sold to global freight forwarder Kuhne & Nagel in 2001. From 1995 through early 2000, he was Executive Vice President of Corporate and Legal Affairs of Micro Warehouse Inc., a $2.5 billion direct marketer of brand name personal computers and accessories to commercial and consumer markets. He also served on Micro Warehouse’s four-person Executive Committee with global responsibility for legal and regulatory affairs, human resources, corporate communications, risk management and facilities. From 1995 through 2002 he was also a member of the Board of Directors of the Roper Organization and served on the Board of the Direct Marketing Association. Prior to 1995, Mr. Lev was engaged in the private practice of law. He is a 1965 graduate of Wesleyan University in Middletown, Connecticut, and a 1968 graduate of the University Of Virginia School Of Law. Mr. Lev was Vice Chairman of AirDat, LLC, a privately held company recently sold to Panasonic Avionics Corporation, which provides weather forecasting and business risk solutions for commercial and military users. Until its sale to Kratos, Inc., Mr. Lev was on the Board of Directors of Integral Systems Inc. (NASDAQ: ISYS) a leading global provider of satellite ground based command and control systems for commercial and military customers. At Integral, he served on the Audit Committee and was Chairman of the Compensation Committee. He also serves as Non-Executive Co-Chairman of Albertine Enterprises, a Washington DC based consulting firm.

Charles E. Phelps, Ph.D., age 71, has served as a director of the Company since December 2005. Dr. Phelps retired from his position of provost of the University of Rochester (University of Rochester is a stockholder of the company) in July 2007, as position he had held since 1994. Prior to that position, Dr. Phelps was the chair of the Department of Community and Preventive Medicine in the University of Rochester’s School of Medicine and Dentistry. Prior to working at the University of Rochester, Dr. Phelps served as a senior staff economist and a program director at the RAND Corporation. Dr. Phelps has a bachelor’s degree in mathematics from Pomona College, an MBA in hospital administration from the University of Chicago, and a PhD in business economics from the University of Chicago.

Terence A. Walts, age 66, has served as a director of the Company since December 2005.  Mr. Walts is President, CEO and Director of Transfusion & Transplantation Technologies LLC (“3Ti”), a medical device/diagnostics company developing next generation automated blood analyzer technology and associated consumables for the pre-transfusion/immunohematology market. Prior to joining 3Ti, Mr. Walts served for three years and until late 2005 as President, CEO of Refocus Group, Inc., (OTCBB: RFCS) an eye care company developing a surgical procedure for presbyopia and glaucoma. Prior to that position, Mr. Walts acted as a consultant to medical startup companies and held positions with, among others, Oncose, Inc., an in-vitro diagnostics company, PointDx, a virtual colonoscopy and structural radiology reporting software company, and Medjet, Inc., an early stage medical devices company.  He served as Senior Vice President of CIBA Vision (Novartis), a diversified eye care company from 1988 to 1998.  He holds a BS in Marketing from Indiana University and a MBA from the University of Notre Dame.

4

The Company believes that its Board as a whole should encompass a range of experience and expertise to provide us with sound guidance with respect to our operations and interests.  We look for individuals qualified to become directors based on the needs of the Board, such as independence, industry or other professional expertise, relevant skills and experience and diversity.  While we do not have a formal policy with regard to the consideration of diversity in identifying director nominees, we seek a diverse and appropriate balance of members who have the experiences, qualifications, attributes or skills that are necessary to oversee a publicly traded, growth oriented organization that operates in the pharmaceutical, biotechnology and medical device industries when considering the overall composition of the Board.  Our policy is to have at least a majority of directors qualify as “independent” under the Nasdaq listing requirements.  We seek directors with experience in areas relevant to the strategy and operations of our business and an understanding of our business and the industry in which we operate, as well as general business and finance experience.  Each of our current directors holds or has held senior executive positions in organizations and has operating experience that meets these objectives, as described above.  Several of our directors also have experience serving on boards of directors and board committees of other public companies.  The Corporate Governance and Nominating Committee also believes that each of the current directors and nominees has other key attributes that are important to an effective board: the time and commitment to devote significant time to the Company; personal and professional integrity; diversity of experience in different industries; and general business acumen.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES AS DIRECTORS.

Information Regarding Directors who are not Nominees for Election and are Continuing in Office

David Rubin, Ph.D., age 49, has served as a director of the Company since April 3, 2012.  Dr. Rubin has been an investment principal in Merck’s Global Health Innovation Fund since September 2010. Dr. Rubin joined Merck in 2007 as Director of Franchise and Portfolio Management. Previously, Dr. Rubin was CEO and President, from 2000 through 2005, and CSO and SVP of Product Management, from 2006 through 2007, of Cognia Corporation, a bioinformatics company supporting biopharmaceutical research and development. Previously, Dr. Rubin was at The Wilkerson Group/IBM Global Services in a Strategic Management position, servicing a broad range of health care companies. Dr. Rubin holds a Ph.D. from Temple University in Molecular Biology and a B.A. from SUNY Binghamton in Biology. He was a National Institutes of Health and American Cancer Society Post-Doctoral fellow at Harvard Medical School, where he worked on the Ubiquitin Proteasome Pathway.

Corporate Governance

Pursuant to the General Corporation Law of the State of Delaware, the state under which we are organized, and our By-laws, our business, property and affairs are managed by or under the direction of our Board of Directors. Members of our Board of Directors are kept informed of Company business through discussions with our Interim Chief Executive Officer and Acting Chief Financial Officer, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Interim Chief Executive Officer and Chairman of the Board, but the Board believes that the most effective leadership model for the Company at this time is to separate the roles. Therefore, the Board has separated the positions of Chairman and Interim Chief Executive Officer, and has an independent director serve as Chairman.  This structure provides a greater role for independent directors in the oversight of the Company.  Further, this structure permits the Interim Chief Executive Officer to focus on the management of the Company’s day-to-day operations.

The Company has a risk management program overseen by the Interim Chief Executive Officer.  Material risks are identified and prioritized, and each prioritized risk is referred to the Audit Committee or the full Board for oversight. For example, strategic risks are referred to the full Board, while financial risks are referred to the Audit Committee. The Board regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each, and annually reviews the Company’s risk management program as a whole. Also, the Compensation and Personnel Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk-taking on behalf of the Company or give rise to risks that would be reasonably likely to have a material adverse effect on the Company.

5

Board of Directors and Committee Meetings

During 2013, VirtualScopics’ Board of Directors held twenty-one meetings and acted on written consent once. During 2013, the Compensation and Personnel Committee met three times and acted on written consent twice, the Audit Committee met four times and acted on written consent once, and the Corporate Governance and Nominating Committee met once. No director attended fewer than 75% of the 2013 Board of Directors meetings. It is our policy to have each director attend the Annual Meeting of Stockholders, barring any reasonable conflicts. In 2013, all directors attended the Annual Meeting of the Stockholders.

The independent directors on our Board of Directors meet in regularly scheduled meetings at which only independent directors are present.

Board of Director Committees

Audit Committee.   The Audit Committee is currently composed of Bruce Lev (Chair), Robert Klimasewski and Charles Phelps. The responsibilities of the Audit Committee are more fully set forth in the Audit Committee Charter, a copy of which is available without charge at our website, www.virtualscopics.com.

The Audit Committee reviews with the independent accountants the results of the audit engagement, approves professional services provided by the accountants including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls. Our Board of Directors has determined that that each of the members of the committee is independent in accordance with applicable rules of Nasdaq and the SEC and that Robert Klimasewski meets the qualifications as “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of SEC Regulation S-K, and that all three members meet Nasdaq’s financial literacy criteria. The Board of Directors has also determined that Robert Klimasewski is independent.

Compensation and Personnel Committee. The Compensation and Personnel Committee is currently composed of Terence Walts (Chairman), Daniel Kerpelman and Bruce Lev. Our Board of Directors has determined that each of the members of the committee is independent in accordance with applicable Nasdaq rules. The responsibilities of the Compensation and Personnel Committee are to oversee the compensation structure of the officers of the Company as well as authorization of granting of equity instruments to employees, directors and consultants. The responsibilities of the Compensation and Personnel Committee are more fully set forth in the Compensation and Personnel Committee Charter, a copy of which is available without charge at our website, www.virtualscopics.com.

The Compensation and Personnel Committee has broad authority to review management’s performance, assess market competition and set guidelines for compensation of our directors and executive officers. The committee does not delegate its authority regarding compensation but does periodically seek input from our President and Interim Chief Executive Officer and Acting Chief Financial Officer. The committee has not to date sought advice of outside compensation consultants as to the amount or form of management compensation.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is currently composed of Charles Phelps (Chairman), Terence Walts and David Rubin. The Board of Directors has determined that each of the members of the committee is independent in accordance with Nasdaq rules. This committee is responsible for assisting the Board of Directors by identifying individuals qualified to become directors based on the needs of the Board, such as independence, industry or other professional expertise, relevant skills and experience and diversity, in accordance with the committee’s charter, and to recommend to the Board of Directors nominees for each Annual Meeting of Stockholders; developing and recommending to the Board of Directors the Corporate Governance Guidelines applicable to the Company, leading the Board of Directors in its annual review of the Board of Directors’ performance; and recommending to the Board of Directors director nominees for each committee. The responsibilities of the Corporate Governance and Nominating Committee are more fully set forth in the Charter, a copy of which is available without charge at our website, www.virtualscopics.com.

In considering whether to nominate a candidate for election to the Board of Directors, each candidate’s qualifications are considered in their entirety. Our Board of Directors has not established minimum qualifications that nominees must meet in order to be considered for election as a director but believes that the Board as a whole should encompass a range of experience and expertise to provide us with sound guidance with respect to our operations and interests. The committee reviews nominees suggested by stockholders and advises such stockholders of the outcome of their suggestions. To be considered by the Committee, stockholder nominations must be submitted in writing to the committee addressed to the Company’s headquarters within the timing of stockholder proposals generally. A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an Annual Meeting of Stockholders must ensure that it is received by the Company, as provided above, no later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior Annual Meeting of Stockholders. In the event that the date of the Annual Meeting of Stockholders for the current year is more than 30 days following the first anniversary date of the Annual Meeting of Stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company’s proxy statement for the Annual Meeting of Stockholders for the current year.

6

Audit Committee Report

The Audit Committee has reviewed and discussed with management the Company’s consolidated financial statements audited by Marcum LLP, including the balance sheets as of December 31, 2013 and 2012, and the consolidated statements of operations, cash flows and stockholders’ equity for the fiscal years ended December 31, 2013 and 2012. It also discussed with Marcum LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including the role of the auditor, the Company’s significant accounting policies, the methodology used by management in making significant accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates, the methodology used by management in making significant adjustments in the financial statements, any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements, any difficulties encountered in performing the audit, and certain other matters. Marcum LLP has provided the Committee with the written disclosures and letter required by Independent Standards Board Statement No. 1 and the Committee has discussed with Marcum LLP its independence.

Based on the review and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for 2013 for filing with the SEC.

Respectfully submitted,

The Audit Committee:
Bruce Lev, Chair
Robert Klimasewski
Charles Phelps

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is applicable to our directors, officers and employees and can be viewed on our website, www.virtualscopics.com, under the section entitled “Committees and Charters”.

Communications with Directors

Stockholders who wish to communicate with the Board of Directors or any individual director can write to:

VirtualScopics, Inc.

Board Administration

500 Linden Oaks

Rochester, New York 14625

The letter should indicate that the sender is a stockholder. Depending on the subject matter, management will:

•	forward the letter to the director or directors to whom it is addressed,
•	attempt to handle the matter directly (as where information about the Company or our stock is requested), or
•	not forward the letter if it is primarily commercial in nature or relates to an improper or irrelevant topic.

A summary of all communications that were received since the last meeting and were not forwarded will be presented at each meeting of our Board of Directors along with any specific communication requested by a director.

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Director Compensation

Our Board of Directors has adopted a Non-Employee Director Compensation Plan, or Director Plan, which was approved by stockholders at our 2008 Annual Meeting. The Director Plan provides for cash compensation and awards of stock options and stock awards to each director of the Company who is not a current employee of the Company or any of its affiliated companies. The stock options and shares of common stock that may be issued pursuant to the Director Plan will be issued under the VirtualScopics, Inc., Amended and Restated 2006 Long-Term Incentive Plan, or 2006 Plan.

The Director Plan provides for compensation elements comprised of: an initial stock option grant; annual remuneration; and per meeting fees.

Initial Stock Option Grant. Each participating director is entitled to receive a one-time stock option grant covering 2,500 shares of our common stock under the 2006 Plan. The stock options generally vest in annual increments over four years beginning on the date of grant. The options are granted at the first Board meeting attended by a director, to the extent permitted at such time, or such later regular Board meeting when such grant is permitted.

Annual Option Grant. Each participating director will be eligible to receive an annual grant of stock options under the 2006 Plan. The amount of the grant will be determined by the Compensation and Personnel Committee each year at or about the February Board meeting based on participant performance during the previous year. The number of options awarded on that date will be determined utilizing the Black-Scholes pricing model to determine a per share “value” divided into an amount up to $20,000.

Annual Retainer. Each participating director is entitled to receive an annual retainer in the amount of $7,500, with a $12,500 retainer for the Chairman. Payment may be taken in the form of cash or shares common stock under the 2006 Plan, at the discretion of each director. Each Participant will be asked to make an annual election at the annual stockholders meeting for the coming year. For those directors electing to fees in the form of an award of shares, the fair market value (as defined under the 2006 Plan) on the last business day of the quarter will be used to calculate the number of shares contained in the award in lieu of cash for the quarter. Each such award shall be approved by the Board of Directors. Such price, however, shall not be below any existing anti-dilution trigger price applicable to us.

Per Meeting Fees.  Participating directors will be entitled to receive the following meeting fees:

Board Meetings	$1,750
Committee Meetings	$1,000
Compensation and Audit Committee Chair/Nominating Committee Chair	$1,500/1,250

Directors will not be paid for more than one meeting per day. In the event there are multiple meetings, payment will be made for the meeting requiring the highest fee. Meeting fees will be paid quarterly on or about the first business day following the end of a quarter for the previous quarter. Payment may be taken in the form of cash or shares of restricted stock under the 2006 Plan, at the discretion of each director. Each Participant will be asked to make an annual election at the annual stockholders meeting for the coming year. For those directors electing fees in the form of an award of shares, the fair market value (as defined under the 2006 Plan) on the last business day of the quarter will be used to calculate the number of shares contained in the award in lieu of cash for the quarter. Each such award shall be approved by the Board of Directors. Such price, however, shall not be below any existing anti-dilution trigger price applicable to us.

Term, Amendment and Termination. The Director Plan expires on February 26, 2018. The Board may terminate or suspend the Plan at any time, without stockholder approval. The Board may amend the Plan at any time and for any reason without stockholder approval; provided, however, that the Board may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

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	Fees Earned			Non-Equity	Nonqualified
	or Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)(1)	($) (2) (3)	($)	Earnings	($)	($)
Robert Klimasewski	$32,847	$-	$-	$-	$-	$30,000 (6)	$62,847
Charles Phelps	$27,750	$-	$-	$-	$-	$-	$27,750
Terence Walts	$24,250	$-	$-	$-	$-	$-	$24,250
Mostafa Analoui	$32,152	$-	$-	$-	$-	$-	$32,152
Daniel Kerpelman	$28,750	$-	$-	$-	$-	$-	$28,750
David Rubin(4)	$-	$-	$-	$-	$-	$-	$-
Bruce Lev	$11,353	$-	$12,750	$-	$-	$-	$24,103
Norman Mintz (5)	$15,397	$-	$-	$-	$-	$-	$15,397

(1)	Under the Non-Employee Director Compensation Plan, directors may elect to receive the annual retainer of $7,500, $12,500 for the Chairman, and per meeting fees in the form of cash or our restricted stock under the 2006 Long Term Incentive Plan. All the non-employee directors elected to receive their fees in cash during 2013.
(2)	The option award value represents the full grant date fair value. Per SEC rules, the amount excludes forfeitures for service-based vesting conditions.
(3)	Includes options granted under the Non-Employee Director Compensation Plan, outstanding at fiscal year-end, to acquire the following number of shares: Mr. Klimasewski, 43,010 shares; Mr. Lev, 2,500 shares; Mr. Phelps, 11,209 shares; Mr. Kerpelman, 8,157 shares; Dr. Analoui, 8,157 shares; and Mr. Walts, 11,209 shares. The shares underlying the option grants are authorized and reserved for issuance under the 2006 Plan. Mr. Klimasewski’s also had outstanding options to purchase 35,000 shares of common stock granted in November 2005 during his employment as the Company’s Chief Executive Officer. He retired as Chief Executive Officer in August 2006.
(4)	Dr. Rubin has served as a director since April 3, 2012. He was elected exclusively by holders of outstanding Series C Preferred Stock and has elected to not receive compensation for his services as a director.
(5)	Mr. Mintz did not stand for re-election and served as a director until our Annual Meeting on August 13, 2013.
(6)	During 2013, Mr. Klimasewski received $30,000 relating to expenses and time incurred in connection with providing clarification that one option agreement, which granted Mr. Klimasewski the right to acquire 350,000 shares of common stock, was subject to the 2006 Long Term Incentive Plan.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the beneficial ownership of VirtualScopics’ common stock by (i) each person who is known by VirtualScopics to own of record or beneficially more than 5% of the outstanding common stock, (ii) each of VirtualScopics’ directors, nominees and named executive officers, and (iii) all current directors and named executive officers of VirtualScopics as a group. The first two columns of the table set forth beneficial ownership information for such persons as of April 21, 2014.

Common Stock	Number of Common	Percentage of
	Shares Beneficially	Common Shares
5% or greater stockholders	Owned (1)	Beneficially Owned (2)
Loeb Investors Company (3)	492,031	15.1%
Merck Global Health Innovation Fund, LLC (4)	332,210	10.2%
University of Rochester (5)	232,470	7.1%

Directors, Nominees and Named Executive Officers
Jeffrey Markin (6)	141,999	4.4%
Molly Henderson (7)	25,424	*

Robert Klimasewski (3)(8)	106,642	3.3%
Mostafa Analoui (8)	21,148	*
Terence Walts (8)	15,281	*
Charles Phelps (8)	12,394	*
Daniel Kerpelman (8)	8,282	*
James Groff	2,363	*
Bruce Lev (3)	-	*
David Rubin (9)	-	*
Eric Converse	-	*
Current Directors and Executive Officers as a group (9 persons)	166,109	5.1%

*	Less than 1% of the outstanding shares of common stock.

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(1)	Includes options, warrants, convertible stock, and similar rights to purchase shares of VirtualScopics common stock that are exercisable within sixty (60) days of April 21, 2014.
(2)	The calculations in these columns are based upon 2,992,853 shares of common stock outstanding on April 21, 2014, plus the number of shares of common stock subject to outstanding options, warrants and convertible stock held by the person with respect to whom the percentage is reported on such date. The shares of common stock underlying such options, warrants, convertible stock and similar rights, are deemed outstanding for purposes of computing the percentage of the person holding such options but are not deemed outstanding for the purpose of computing the percentage of any other person. The calculations also assume the convertibility of all shares of preferred stock into 83.036 shares of common stock per share.
(3)	Mr. Klimasewski is a limited partner in Loeb Investors Company 147, LP, and disclaims any beneficial ownership of such shares held by Loeb Investors Company 147, LP. Mr. Lev is a Managing Director of Loeb Holding Corp., the general partner of Loeb Investors Company 147, LP, and disclaims any beneficial ownership of shares held by Loeb Investors Company 147, LP. The address for Loeb Investors Company 147, LP is 61 Broadway, Suite 2400, New York, NY 10006.
(4)	Based solely on a Schedule 13D filed by Merck Global Health Innovation Fund, LLC filed April 13, 2012. Represents the voting power of 196,078 shares of common stock that may be acquired upon the conversion of Series C-1 Preferred Stock currently owned by Merck Global Health Innovation Fund, LLC after being adjusted for the 1-for-10 reverse stock split that was effected on August 21, 2013. The address for Merck Global Health Innovation Fund, LLC is One Merck Drive, Whitehouse Station, New Jersey 08889-0100. The information set forth in the table also includes 136,132 shares of common stock issuable upon the exercise of the Series C Warrants, which are exercisable for a purchase price of $3,000,000.
(5)	Based solely on a Form 4 filed by the University of Rochester, September 16, 2013. The address of the University of Rochester, 601 Elmwood Avenue, Admin Bldg. 263, Rochester, NY 14626. We have not attempted to verify independently any of the information contained in the Form 4.
(6)	Based on a recent review of records available to the Company, we believe that Mr. Markin was the beneficial owner of 141,999 shares of common stock as of the date of his resignation from the Company. Since Mr. Markin’s resignation as an officer of the Company, the Company has no subsequent records on his current holdings.
(7)	Based on a recent review of records available to the Company, we believe that Ms. Henderson was the beneficial owner of 15,424 shares of common stock as of the date of her resignation from the Company. Since Ms. Henderson’s resignation as an officer of the Company, the Company has no subsequent records on her current holdings.
(8)	Presently reported ownership includes 41,635, 6,782, 9,834, 6,782, and 9,834 shares issuable under options exercisable within 60 days of April 21, 2014, held by Messrs. Klimasewski, Kerpelman, Walts, Analoui, and Phelps, respectively. Mr. Walts’ reported ownership also includes 4,152 shares issuable upon conversion of Series A Preferred Stock. The address of each is c/o VirtualScopics, Inc., 500 Linden Oaks, Rochester, NY, 14625.
(9)	Dr. Rubin has served as a director since April 3, 2012. Does not include securities held by Merck Global Health Innovation Fund, LLC, of which he is an investment principal. Dr. Rubin disclaims any beneficial ownership of the shares held by Merck Global Health Innovation Fund, LLC.

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Preferred Stock	Number of Preferred Shares Beneficially Owned (1)	Percentage of Preferred Shares Beneficially Owned (2)
5% or greater stockholders
Merck Global Health Innovation Fund, LLC (3)	3,000	51.8%
Philip J. Hempleman (4)(5)	1,500	25.9%
SRK Management Co. (6)(7)	500	8.6%

(1)	Includes all shares of Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock held. There are currently no options, warrants, convertible stock, or similar rights to purchase shares of Series A Preferred Stock, Series B Preferred Stock or Series C-1 Preferred Stock. Each share of Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock is convertible into 83.036 shares of common stock.
(2)	The calculation in this column is based upon 2,190 shares of Series A Preferred Stock, 600 shares of Series B Preferred Stock and 3,000 shares of Series C-1 Preferred Stock outstanding on April 21, 2014. There are currently no options, warrants, convertible stock, or similar rights to purchase shares of Series A Preferred Stock, Series B Preferred Stock or Series C-1 Preferred Stock.
(3)	Shares indicated represent Series C-1 Preferred Stock currently owned by Merck Global Health Innovation Fund, LLC. The address of Merck Global Health Innovation Fund, LLC is One Merck Drive, Whitehouse Station, New Jersey 08889-0100.
(4)	Shares owned by Mr. Philip J. Hempleman and the 1998 Hempleman Family Trust, each having an address of Two Dublin Hill Drive, Greenwich, CT 06830.
(5)	Shares indicated represent Series A Preferred Stock.
(6)	Shares indicated represent Series B Preferred Stock.
(7)	The address of SRK Management Co. is 810 Seventh Avenue, 41st Floor, New York, New York 10019.

The Series C-1 Preferred Stock has a 4% cumulative dividend and is senior in liquidation preference to the Series A Preferred Stock, Series B Preferred Stock and common stock. Subject to certain exceptions, the holders of the Series B Preferred Stock are only entitled to be paid dividends if full dividends are first paid or concurrently paid to the holders of the Series C-1 Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company pursuant to Rule 16a-3(d) during the year ended December 31, 2013, no person, who at any time during the year was a director, executive officer or beneficial owner of more than 10% of any class of our common stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act, except as follows: Molly Henderson, our former Chief Business and Financial Officer, was granted 3,935 restricted stock units on January 29, 2013, which was reported on February 11, 2013; Jeffrey Markin, our former Chief Executive Officer, was granted 11,992 restricted stock units on January 29, 2013, which was reported on February 11, 2013; Bruce Lev was granted 2,500 stock options on August 28, 2013, which was reported on September 5, 2013; Eric Converse was granted 2,500 stock options on August 28, 2013, which was reported on September 5, 2013; and James Groff was elected as Acting Chief Financial Officer effective August 31, 2013 and a Form 3 was filed on November 6, 2013.

Information About Executive Officers

In addition to Eric Converse, VirtualScopics’ other executive officer is James Groff, Acting Chief Financial Officer.

James Groff, age 44, has served as Acting Chief Financial Officer since August, 2013. Mr. Groff previously served as the Controller of the Company beginning in February, 2013, and as Accounting Manager of the Company beginning in January, 2006. Mr. Groff’s primary functions at VirtualScopics include the preparation and oversight of internal and external reporting including public filings and the review and implementation of the Company’s financial controls. Mr. Groff received his B.S. degree from the State University of New York from Brockport.

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Executive Compensation

Summary Compensation Table

The following table discloses compensation received by our principal executive officer, our former President and Chief Executive Officer, our former Chief Business and Financial Officer and our other executive officer, the Acting Chief Financial Officer, (the “named executive officers”) for 2013 and 2012.

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Position	Year	($)	($)	($)	($)(1)	($)	($)
Eric Converse	2013	$60,524	$-	$-	$12,750	$8,238 (3)	$81,512
Interim President and Chief Executive Officer	2012	$-	$-	$-	$-	$-	$-
Jeffrey Markin	2013	$283,428	$98,136	$-	$-	$202,483 (2)(4)	$584,047
Former President and Chief Executive Officer	2012	$303,712	$-	$88,743	$-	$21,955 (2)	$414,410
James Groff	2013	$113,333	$14,067	$-	$4,185	$13,171 (2)	$144,756
Acting Chief Financial Officer	2012	$94,696	$-	$-	$1,899	$12,101 (2)	$108,696
Molly Henderson	2013	$169,794	$-	$-	$-	$2,566 (2)	$172,360
Former Chief Business and Financial Officer	2012	$221,700	$-	$29,118	$26,857	$10,282 (2)	$287,957

(1)	The option award amounts represent the Black Scholes value of the stock options at the date of grant. Per SEC rules, the amount excludes forfeitures for service-based vesting conditions.
(2)	The Company allows for the named executive officers to participate with standard employee medical, dental, group life, disability coverage and the Company’s 401(k) program. These amounts are the total premiums paid by the Company for such standard coverage.
(3)	The other compensation represents board fees that the named executive officer received prior to being elected as Interim President and Chief Executive Officer of the Company.
(4)	In addition to amounts paid by the Company for standard employee medical, dental, group life, disability coverage and 401(k) program, Mr. Markin’s other compensation represents separation payments in the aggregate amount of $188,663 paid or accrued to Mr. Markin during 2013.

401(k) and Profit-Sharing.

The Company maintains a 401(k) plan for all eligible employees. All named executive officers are eligible for this plan up to the IRS wage or contribution limits.

Health and Welfare Benefits

Eligible employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental, and group disability and life insurance.

Employment Agreements

On October 25, 2013, the Company and Jeffrey Markin entered into a Separation, Waiver and Release Agreement (the “Separation Agreement”), pursuant to which Mr. Markin resigned as the President, Treasurer and Chief Executive Officer, and as director of the Company. Under the terms of the Separation Agreement, Mr. Markin will receive monthly separation payments in the amount of $25,310 commencing on the date of the Separation Agreement and continuing until May 31, 2014, and was required to assist the Company in the transition of responsibilities to his replacement through January 31, 2014. In addition, Mr. Markin will receive benefits through May 31, 2014, on terms comparable to the benefits provided for under his Employment Agreement with the Company, dated February 24, 2009, as amended by the Amendment to Employment Agreement, dated December 28, 2013 (as amended, the “Employment Agreement”). He also received the 2013 bonus earned under the Company’s Bonus Plan, pro-rated to the date of the Separation Agreement. Unvested stock options, stock awards and restricted stock units granted to Mr. Markin were by their terms forfeited as of the effective date of the Separation Agreement, other than 11,992 shares underlying restricted stock units which vested on the date of termination. Also under the Separation Agreement, Mr. Markin provided a general release in favor of the Company and its affiliates. Mr. Markin is also obligated to comply with existing covenants not to compete, for nine months following the separation date, and of confidentiality.

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In connection with the resignation of Mr. Markin, the Company entered into a Services Agreement with Converse & Company, dated October 25, 2013 (the “Services Agreement”), pursuant to which Eric Converse, a principal and shareholder of Converse & Company, will serve as interim President and Chief Executive Officer of the Company. Under the Services Agreement, Mr. Converse will perform the duties and responsibilities as are customary for the President and Chief Executive Officer of a company and report to, and be subject to the supervision of, the Board of Directors of the Company. Converse & Company’s fees are based upon a monthly rate of $25,310. On March 23, 2014, the Company entered into a Services Agreement Extension Agreement with Converse & Company (the “Extension Agreement”). The Extension Agreement extends the term of the Services Agreement, which would otherwise have expired on April 18, 2014, for an additional three months. Under the Extension Agreement, the term of the Services Agreement shall expire on July 18, 2014, unless further extended pursuant to the terms and conditions of the Services Agreement.

Bonus Plans

During 2013, the Compensation and Personnel Committee administered bonuses to our executive officers under the Company Bonus Plan. The Company Bonus Plan covers all employees of the company including the Chief Executive Officer and the Chief Business and Financial Officer. The Company Bonus Plan provided performance criteria based upon certain financial and operational targets for the 2013 fiscal year. If our performance meets or exceeds the stated targets in the Plan, the participating employees may receive cash incentive bonus payments equal to a percentage of an employee’s eligible base pay, and amounts may be further adjusted for individual performance. With respect to the Chief Executive Officer, the bonus percentage range was 0% to 40% of eligible base pay (on target is 30%), and for the Chief Business and Financial Officer, the bonus percentage range was 0% to 30% (on target is 22%). For management employees, the bonus percentage range was 0% to 10% of eligible base pay (on target is 8%). The Chief Executive Officer is not eligible for a bonus unless the Company meets an initial threshold for financial performance. Employees other than the Chief Executive Officer may receive a discretionary bonus if our performance results do not meet the threshold. The Committee may adjust the bonus amounts on a discretionary basis for individual performance, and for results above the maximum thresholds. Under the Services Agreement, however, Eric Converse is not eligible for or entitled to participate in any benefits provided by the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards made to our named executive officers that were outstanding at December 31, 2013.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable			Option Exercise Price ($)	Option Expiration Date
Jeffrey Markin,	10,000	-	(1)		$12.00	11/14/2017
Former President and Chief Executive Officer	50,000	-	(1)		$10.10	2/26/2018
	41,250	103,125	(1)		$9.00	2/24/2019
	25,000	-	(2)		$12.00	4/28/2016
	48,158	16,052	(1)		$9.40	1/26/2020
	2,846	2,845	(1)		$19.90	3/2/2021
Molly Henderson	10,000	-		(1)	$6.90	5/8/2018
Former Chief Business and Financial Officer
Eric Converse,	2,500	-	(1)		$5.10	8/28/2023
Interim President and Chief Executive Officer
James Groff		-		(1)	$12.00
Acting Chief Financial Officer		-		(2)	$12.00
		125		(1)	$11.20	2/23/2020
		200		(1)	$19.90	3/2/2021
		281		(1)	$11.30	1/27/2022
	-	1,000		(1)	$7.40	1/29/2023

(1)	These options have a ten year expiration and vest in four annual increments beginning on the date of grant.

(2)	These options were exchanged in a 1 for 2 stock option exchange on November 4, 2009. Under the terms of the stock option exchange, the expiration date did not change and one year was added to the vesting schedule for each grant, all other terms and conditions remained the same as those when originally granted.

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PROPOSAL 2 - INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to stockholder ratification, our Audit Committee has appointed Marcum LLP, to serve as our Independent Registered Public Accounting Firm for the year ending December 31, 2014. Selection of our Independent Registered Public Accounting Firm is not required to be submitted to a vote of the stockholders. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. Approval of the proposal to ratify the appointment of Marcum LLP requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter at the Annual Meeting.

No representatives of Marcum LLP are expected to be present at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

Fees for Audit and Other Services

The following table shows the fees billed or expected to be billed to us for the audit and other services provided by Marcum LLP for 2013 and 2012:

	2013	2012
Audit Fees	$135,582	$134,768
Audit Related Fees	-	-
Total Audit and Audit Related Fees	135,582	134,768
Tax Fees	-	-
Total Fees	$135,582	$134,768

Audit Fees. This category includes the audit of our consolidated financial statements, and reviews of the financial statements included in our Quarterly Reports on Form 10-Q. This category also includes the review of interim financial statements, SEC registration statements and comfort letters.

Audit Related Fees. The services for fees under this category include other accounting advice.

Tax Fees. These fees relate to the preparation and review of tax returns, tax planning and tax advisory services.

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Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee administers our engagement of Marcum LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Marcum LLP, and whether for reasons of efficiency or convenience it is in our best interest to engage its independent auditor to perform the services. The Audit Committee has determined that performance by Marcum LLP of the non-audit services listed above did not affect their independence.

Prior to engagement, the Audit Committee pre-approves all independent auditor services. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires that those services be submitted to the Audit Committee for specific pre-approval before the Company can engage for them. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated reports any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL 3 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO DECREASE THE COMPANY’S AUTHORIZED COMMON STOCK AND AUTHORIZED AND UNDESIGNATED PREFERRED STOCK

Our Board of Directors has determined that it is advisable and has adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to decrease the number of authorized shares of our Common Stock, par value $.001 per share, from 85,000,000 shares to 20,000,000 shares and to decrease the number of authorized and undesignated Preferred Stock, par value $.001 per share, from 15,000,000 shares to 1,000,000 shares.

As of April 21, 2014, 2,992,853 shares of our common stock were issued and outstanding, an additional 756,072 shares were reserved for issuance upon the conversion of existing securities and exercise of options or warrants granted under our various stock-based plans and certain agreements, and an additional 436,420 shares remain available for issuance under our 2006 Plan. Accordingly, of our 85,000,000 authorized common shares, approximately 80,814,655 shares of common stock are not reserved for current commitments and are available for future sale.

As of April 21, 2014, 5,790 shares of our preferred stock were issued and outstanding. Accordingly, of our 15,000,000 authorized preferred shares, approximately 14,994,210 shares of preferred stock are available for future issuance.

At our Annual Meeting of Stockholders held on August 13, 2013, our stockholders approved an amendment to our Certificate of Incorporation to effect a reverse stock split of our outstanding common stock in the range of 1-for-2 to 1-for-10, as determined by the Company’s Board of Directors in its discretion at any time between the date of the Annual Meeting and August 13, 2014, without further approval from the stockholders. As announced on August 21, 2013, we filed a Certificate of Amendment to our Certificate of Incorporation effecting a 1:10 reverse stock split effective as of 5:00 p.m. on August 21, 2013. Now that the Board has determined the ratio and timing of the reverse stock split, it wishes to proceed to adjust the authorized shares based on our currently anticipated needs.

The Board of Directors believes it continues to be in the best interest of the Company and its stockholders to have sufficient additional authorized shares of common stock available in order to provide flexibility for future corporate action. Management believes that the availability of additional authorized shares for use in connection with future financings, possible acquisitions of other companies, investment opportunities or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve any such amendments.

We currently have no specific understandings, arrangements, agreements or other plans to issue or sell, in connection with future acquisitions, financings or otherwise, any of the additional authorized shares that would remain available following the proposed decrease in the number of authorized shares of our common stock. The Board of Directors believes that reducing the authorized shares can help reduce the state franchise tax amount. It also believes that there will be enough remaining shares to provide sufficient flexibility for corporate action in the future. Therefore, the Board of Directors recommends that our stockholders approve a decrease in the number of authorized shares of our common stock from 85,000,000 shares to 20,000,000 shares and to decrease the number of authorized and undesignated preferred stock from 15,000,000 shares to 1,000,000 shares.

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We will not solicit further authorization by vote of the stockholders for the issuance and sale of our authorized shares of common stock, except as required by law, regulatory authorities or rules of the NASDAQ Stock Market or any other stock exchange on which our shares may then be listed. The issuance and sale of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not generally have any preemptive right to purchase or subscribe for any part of any new or additional issuance and sale of our securities.

Approval of the amendment to our Certificate of Incorporation to effect the proposed decrease in our authorized number of shares of common stock and authorized and undesignated preferred stock requires an affirmative vote of a majority of our voting stock outstanding at the Annual Meeting and the affirmative vote of the holders of a majority of the outstanding shares of our preferred stock, voting as a separate class. Abstentions and broker non-votes will be counted towards the vote total for this proposal and will have the same effect as “against” votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4 – ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

Under the Dodd-Frank Act and Section 14A of the Exchange Act, the Company’s stockholders are entitled to an advisory (non-binding) vote on the compensation of the Company’s named executive officers, as disclosed in this proxy statement in accordance with SEC rules.

Accordingly, the board of directors is seeking the advisory vote of stockholders on the compensation of the Company’s Interim Chief Executive Officer, Acting Chief Financial Officer and named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers.

In 2013, the Company’s named executive officers made and effectively managed the execution of key business and strategic decisions that helped the Company achieve technical and operational advances. For the fiscal year ended December 31, 2013, the Company increased awards and bookings for image analysis services over the prior year, and increased the number of proposals submitted for these services over the prior year. These increases occurred in the midst of leadership transition, with the resignations of our former chief executive and financial officers.

Our executive compensation program and compensation paid to our named executive officers are described on pages 12-13 of this proxy statement. Our compensation programs are overseen by the compensation committee, and we have designed our executive compensation program to attract and retain the highest quality executive officers, support our culture of innovation and performance, directly link pay to performance, align employee interests with long-term stockholder interests in the overall success of the Company, and build value for our stockholders. The program provides total compensation opportunities at levels that are competitive in our industries, ties a significant portion of each executive’s compensation to his or her individual performance and contribution to achieving our short-term and long-term business objectives, and closely aligns the interests of our executives with the interests of our stockholders.

Accordingly, the board of directors encourages you to review pages 12-13 and other disclosures on compensation carefully. You may vote for or against the following resolution, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. We ask you to cast a vote to approve the compensation of our named executive officers through the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed on pages 12-13 of the Company’s proxy statement for the 2014 Annual Meeting, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion and disclosures included in this proxy statement.”

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This vote is non-binding on the Company and the Board of Directors, and therefore will not override any compensation decisions made by the compensation committee or the board of directors. The board and compensation committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT, PURSUANT TO THE FOREGOING RESOLUTION.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the Securities and Exchange Commission, in accordance with the Securities Exchange Act of 1934, as amended. You may read and copy our reports, proxy statements and other information filed by us at the Public Reference Room of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our reports, proxy statements and other information filed with the SEC are available to the public over the Internet at the SEC’s website at http://www.sec.gov and through a link at our website at http://www.virtualscopics.com. However, information on the SEC’s website and on our website does not constitute a part of this Proxy Statement.

ANNUAL REPORT TO STOCKHOLDERS

For those stockholders that received the full set of the proxy materials in the mail, a copy of our Annual Report for 2013 accompanies this Proxy Statement. For those stockholders that received only the Notice, this Proxy Statement, our Annual Report, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form are available as instructed on the Notice.  The Notice contains instructions on how to access the proxy materials over the internet and vote online. These materials contain detailed information about the meeting, the proposals to be considered, our Board’s nominees for directors and other information concerning the Company.

We are incorporating by reference from our Annual Report on Form 10-K the financial statements and supplementary financial information and management’s discussion and analysis of financial condition and results of operation for the period discussed in our Annual Report on Form 10-K.

Internet Availability of Proxy Materials

Under rules recently adopted by the Securities and Exchange Commission, we are furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to stockholders of record and on the Notice of Internet Availability of Proxy Materials, or “Notice” sent to stockholders who hold their shares in street name. The Notice will also include instructions for stockholders who hold their shares in street name on how to access the proxy card to vote via the Internet, and how to obtain directions to be able to attend the meeting and vote in person. Our principal executive offices are located at 500 Linden Oaks, Rochester, New York 14625; telephone (585) 249-6231.

A stockholder who wishes to receive written copies of the Annual Report or proxy materials, now or in the future, or directions to be able to attend the meeting and vote in person, may obtain them, without charge, by addressing a request to James Groff, Acting Chief Financial Officer, VirtualScopics, Inc., 500 Linden Oaks, Rochester, New York, 14625, calling the number indicated on the Notice and Access, or e-mailing info@virtualscopics.com.

HOUSEHOLDING

We have adopted a procedure called “householding”, which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail.

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We will deliver promptly upon written or oral request, a separate copy of the Annual Report and this Proxy Statement, and any amendments to the foregoing materials that are required to be furnished to stockholders to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the Annual Report or this Proxy Statement, contact us at: James Groff, Acting Chief Financial Officer, VirtualScopics, Inc., 500 Linden Oaks, Rochester, New York, 14625, (585) 249-6231. If you are a stockholder, share an address and last name with one or more other stockholders and would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact the Company in the same manner.

If you are the beneficial owner, but not the record holder, of our shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

OTHER MATTERS

We do not know of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, VirtualScopics will cancel the proxy.

STOCKHOLDERS’ PROPOSALS FOR PRESENTATION AT THE 2015 ANNUAL MEETING

Under applicable securities laws, stockholder proposals must be received by us no later than December 31, 2014, to be considered for inclusion in our Proxy Statement relating to the 2015 Annual Meeting of Stockholders. If we change the date of the 2015 Annual Meeting by more than 30 days from the date of the 2014 Annual Meeting, then stockholder proposals must be received by us a reasonable time before we begin to print and mail our Proxy Statement for the 2015 Annual Meeting. A stockholder proposal submitted outside the process of SEC Rule 14a-8 is considered untimely if it is not received by March 21, 2015.

By the Order of the Board of Directors

James Groff, Acting Chief Financial Officer

Rochester, New York

April 30, 2014

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

VIRTUALSCOPICS INC.

a Delaware corporation

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be signed by its authorized officer this ____ day of ________, 2014.

VirtualScopics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is VirtualScopics, Inc. It was originally incorporated under the name ConsultAmerica, Inc., and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 27, 1988.

2.  Pursuant to Section 242 of the General Corporation Law, the amendments herein set forth have been duly approved by the Board of Directors and stockholders of the Corporation.

3.  Paragraph 4 of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“4.The total number of shares of capital stock which the Corporation shall have authority to issue is Twenty-One Million (21,000,000) shares, of which Twenty Million (20,000,000) shares shall be classified as common stock, par value $.001 per share (“Common Stock”), which Common Stock shall have no cumulative voting or preemptive rights, and One Million (1,000,000) shares shall be classified as preferred stock, par value $.001 per share (“Preferred Stock”), with the right conferred upon the Board of Directors of the Corporation to set the dividend, voting, conversion, liquidation and other rights as well as such redemption or sinking fund provisions and the qualifications, limitations and restrictions with respect to such Preferred Stock, as the Board of Directors may determine from time to time.”

VIRTUALSCOPICS, INC.

By: ______________________________

James Groff

Acting Chief Financial Officer

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VIRTUALSCOPICS, INC.

PROXY / VOTING INSTRUCTIONS

VIRTUALSCOPICS, INC.

500 LINDEN OAKS

ROCHESTER, NEW YORK 14625

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eric Converse and James Groff and each of them acting solely, as attorneys and agents with full power of substitution to vote as proxy all the shares of Common Stock, par value $.001 per share, Series A Convertible Preferred Stock, par value $.001 per share, Series B Convertible Preferred Stock, par value $.001 per share, and Series C-1 Convertible Preferred Stock, par value $.001 per share, of VirtualScopics, Inc., which the undersigned would be entitled in any capacity to vote if personally present at the Annual Meeting of Stockholders of VirtualScopics, Inc. to be held at 10:00 a.m. on June 17, 2014, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York, 14610, and at any adjournment(s) thereof, in the manner indicated on the reverse hereof and in her/his discretion on such other matters as may properly come before said meeting or any adjournments thereof.

To vote by mail, please sign and date the card on the reverse side and return promptly by mail in the enclosed, postage pre-paid envelope. To vote by Internet, please access the web page at www.cstproxyvote.com and follow the instructions. Have your control number available when you access the webpage. To vote by telephone, please call the number provided on the Notice and Access and follow the instructions. Have your control number and the proxy card available when you call.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage paid envelope provided. Specific choices may be made on the reverse side.

Dated _________________

Signature

Signature if held jointly

When signing as Executor, Administrator, Trustee or the like, please give full title.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4. ANY PROXY WHICH IS EXECUTED IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY DIRECTOR NOMINEE, SHALL BE DEEMED TO GRANT SUCH AUTHORITY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, AND 4.

Continental Stock Transfer

17 Battery Place, 8th Floor

New York, New York 10004

☐ Please mark your vote as in this example.

(1) Election of Directors (except as specified below)	FOR ALL ☐ nominees listed below	WITHHOLD AUTHORITY TO VOTE FOR ☐ all nominees listed below	EXCEPTIONS ☐

Robert G. Klimasewski

Eric Converse

Bruce L. Lev

Charles E. Phelps, Ph.D.

Terence A. Walts

Instructions: To withhold vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name(s) in the space provided below.

(2) To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

FOR ☐                AGAINST ☐                ABSTAIN ☐

(3) To approve an amendment to our Certificate of Incorporation to decrease the authorized shares of Common Stock from 85,000,000 shares to 20,000,000 shares and the authorized and undesignated Preferred Stock from 15,000,000 shares to 1,000,000 shares, without further approval from the stockholders.

FOR ☐                AGAINST ☐                ABSTAIN ☐

(4) To cast a non-binding advisory vote approving the compensation of certain of our executive officers.

FOR ☐                AGAINST ☐                ABSTAIN ☐

(Sign and date on reverse side)

VIRTUALSCOPICS, INC. - ANNUAL MEETING – June 17, 2014

THANK YOU FOR VOTING